UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


     Date of report (Date of earliest event reported)  DECEMBER 15, 2004
                                                       -------------------------

                                 FOOTSTAR, INC.
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             (Exact Name of Registrant as Specified in Its Charter)

                                    DELAWARE
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                 (State or Other Jurisdiction of Incorporation)

             1-11681                             22-3439443
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    (Commission File Number)          (IRS Employer Identification No.)

          933 MACARTHUR BOULEVARD
            MAHWAH, NEW JERSEY                                07430
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  (Address of Principal Executive Offices)                  (Zip Code)

                                 (201) 934-2000
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              (Registrant's Telephone Number, Including Area Code)

                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01.     REGULATION FD DISCLOSURE.

               As previously disclosed, on March 2, 2004, Footstar, Inc. (the "Company") and substantially all of its subsidiaries (collectively, the "Debtors") filed voluntary petitions under chapter 11 of title 11, United States Code (the "Bankruptcy Code") in the United States Bankruptcy Court for the Southern District of New York (the "Court") (Case No. 04-22350 (ASH)) (the "Chapter 11 Case"). The Debtors remain in possession of their assets and properties, and continue to operate their businesses and manage their properties as debtors-in-possession pursuant to sections 1107(a) and 1108 of the Bankruptcy Code.

               On December 15, 2004, the Debtors filed with the Court their monthly operating report for the month of November, 2004 (the "Monthly Operating Report"). Exhibit 99.1 to this Current Report on Form 8-K contains the text of the Monthly Operating Report required to be filed with the Court. This Current Report (including the exhibit hereto) will not be deemed an admission as to the materiality of any information required to be disclosed solely to satisfy the requirements of Regulation FD.

               The Monthly Operating Report may be available electronically, for a fee, through the Court's Internet world wide web site located at www.nysb.uscourts.gov.

Limitation on Incorporation by Reference

               In accordance with General Instruction B.2 of Form 8-K, the information in this Item 7.01 shall not be deemed "filed" for purposes of
Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

Cautionary Statements Regarding Financial and Operating Data

               The Company cautions investors and potential investors not to place undue reliance upon the information contained in the Monthly Operating Report, and it was not prepared for the purpose of providing the basis for an investment decision relating to any of the securities of any of the Debtors, or any other affiliate of the Company. The Monthly Operating Report was not audited or reviewed by independent accountants, is in a format prescribed by applicable bankruptcy laws, and is subject to future adjustment and reconciliation. There can be no assurance that, from the perspective of an investor or potential investor in the Company's securities, the Monthly Operating Report is complete. The Monthly Operating Report also contains information for periods which are shorter or otherwise different from those required in the Company's reports pursuant to the Exchange Act, and such information might not be indicative of the Company's financial condition or operating results for the period that would be reflected in the Company's financial statements or in its reports pursuant to the Exchange Act. Results set forth in the Monthly Operating Report should not be viewed as indicative of future results.


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
Cautionary Statement Regarding Forward-Looking Statements

               This Current Report and the exhibits hereto may contain forward-looking statements made in reliance upon the safe harbor provisions of
Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These statements may be identified by their use of words, such as "anticipate," "estimates," "should," "expect," "guidance," "project," "intend," "plan," "believe" and other words and terms of similar meaning. Factors that could affect the Company's forward-looking statements include, among other things: the Company's ability to continue as a going concern; its ability to operate pursuant to the terms of its debtor in possession and exit financing facility; its ability to obtain Court approval and any other required approvals with respect to motions in the Chapter 11 Case prosecuted by the Company from time to time; its ability to develop, prosecute, confirm and consummate one or more plans of reorganization with respect to the Chapter 11 Case; risks associated with third parties seeking and obtaining Court approval to terminate or shorten the exclusivity period that the Company has to propose and confirm one or more plans of reorganization, to appoint a Chapter 11 trustee or to convert the Chapter 11 Case to Chapter 7 case; its ability to obtain and maintain normal terms with vendors and service providers; and the ability to maintain contracts that are critical to the Company's operations; the audit of the restatement adjustments for fiscal years 1997 though 2001; the audit of 2002, the review of the first three quarters of fiscal year 2003, the audit of 2003 and the review of subsequent quarters by the Company's independent public accountants; negative reactions from the Company's stockholders, creditors or vendors to the results of the investigation and restatement or the delay in providing financial information caused by the investigation and restatement and the delisting of the Company's common stock from the New York Stock Exchange; the impact and result of any litigation (including private litigation), any action by the U.S. Securities and Exchange Commission (the "SEC") or any investigation by any other governmental agency related to the Company or the financial statement restatement process; additional delays in the filing of reports with the SEC; the Company's ability to manage its operations after the financial statement restatement process; the results of the Company's exploration of strategic alternatives; the Company's ability to successfully implement internal controls and procedures that ensure timely, effective and accurate financial reporting; the continued effect of Kmart store closings on Meldisco; the outcome of Kmart's challenge to the Company's motion to assume the Company's agreements with Kmart; higher than anticipated employee levels, capital expenditures and operating expenses, including the Company's ability to reduce overhead and rationalize assets, both generally and with respect to changes being implemented to address the results of the investigation and the restatement; adverse results on the Company's business relating to increased review and scrutiny by regulatory authorities, media and others (including any internal analyses) of financial reporting issues and practices or otherwise; any adverse developments in existing commercial disputes or legal proceedings; volatility of the Company's stock price; and intense competition in the markets in which the Company competes. Additionally, due to material uncertainties, it is not possible to predict the length of time the Company will operate under Chapter 11 protection, the outcome of the proceeding in general, whether the Company will continue to operate under its current organizational structure, or the effect of the proceeding on the Company's businesses and the interests of various creditors and security holders.


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
               Because the information herein is based solely on data currently available, it is subject to change as a result of events or changes over which the Company may have no control or influence, and should not be viewed as providing any assurance regarding the Company's future performance. Actual results and performance may differ from the Company's current projections, estimates and expectations and the differences may be material, individually or in the aggregate, to the Company's business, financial condition, results of operations, liquidity or prospects. Additionally, the Company is not obligated to make public indication of changes in its forward-looking statements unless required under applicable disclosure rules and regulations.

ITEM 9.01.     FINANCIAL STATEMENTS AND EXHIBITS

(c)       Exhibits.

99.1 Monthly Operating Report filed with United States Bankruptcy Court for the Southern District of New York.












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
                                   SIGNATURES

               Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  December 16, 2004
                                      FOOTSTAR, INC.


                                      By:  /s/ Maureen Richards
                                           -------------------------------------
                                           Maureen Richards
                                           Senior Vice President, General
                                           Counsel and Corporate Secretary










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
                                  EXHIBIT INDEX

       Exhibit No.                   Description
       -----------                   -----------

         99.1 Monthly Operating Report filed with United States Bankruptcy Court for the Southern District of New York.















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